PAYDEN FUNDS
Supplement dated March 20, 2009 to Prospectus dated February 27, 2009
This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.
     Effective November 6, 2009, the minimum initial investment amounts for each type of account set forth on page 39 of the Prospectus for shares of the Investor Class of each of the Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden High Income Fund and Payden Emerging Markets Bond Fund is increased to $100,000, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.
     Each of the five Funds identified above or such Fund’s Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

The Payden & Rygel Investment Group
Supplement dated November 6, 2009 to
Statement of Additional Information dated February 27, 2009
Effective November 6, 2009, the paragraph set forth below is added after the second paragraph under the section entitled “Purchases and Redemptions” in the Statement of Additional Information dated February 27, 2009:
“The minimum initial investment for shares of the Investor Class of each of the Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden High Income Fund and Payden Emerging Markets Bond Fund is $100,000, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Each of the five Payden Funds identified above or such Payden Fund’s Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. The minimum initial investment shall be $5,000 for (1) any current or retired officer, Trustee or employee (and members of his or her family) of Payden, its affiliates or the P&R Trust or M/P Trust, or (2) purchasers with substantive business or personal relationships to Payden, its affiliates or the P&R Trust or M/P Trust.”